The Thai Capital Fund, Inc.

For Immediate Release

Contact:	Warren Antler	or	John J. O’Keefe
Telephone: (800) 441-2738	(201) 915-3054
wantler@altmangroup.com	okeefej@daiwastc.com

THE THAI CAPITAL FUND ANNOUNCES

PROPOSED RECORD DATE FOR ITS RIGHTS OFFERING

Jersey City, New Jersey, June 6, 2007 - The Thai Capital Fund, Inc. (the “Fund”) (AMEX: TF), a closed-end management investment company, announced the proposed record date for an anticipated non-transferable rights offering (the “Offering”) of its shares of common stock. Subject to the registration statement for the Offering becoming effective under the Securities Act of 1933, as amended, the Fund will issue to stockholders of record as of June 18, 2007 (the “Record Date”) one non-transferable right for each share of common stock held. Three rights will entitle the holder to purchase one share of common stock at the subscription price. The Fund expects to commence mailing of material to the stockholders on June 21, 2007.

The subscription price has not yet been determined by the Fund. The subscription price will not be determined until July 12, 2007, the expiration date of the Offering (the “Expiration Date”), and will equal 95% of the volume weighted average of the Fund’s common stock on the American Stock Exchange on the Expiration Date of the Offering and for the four immediately preceding trading days, with a requirement that the price be no lower than the net asset value per share of common stock of the Fund at the Expiration Date.

Stockholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an oversubscription privilege. If all subscription rights are exercised, the Fund will issue approximately 1,052,468 shares of its common stock in the Offering.

The subscription rights are exercisable from June 21, 2007 until, up to and including, 5:00 p.m. New York time on July 12, 2007, the Expiration Date, unless extended by the Fund.

For further information regarding the Offering, or to obtain a Prospectus, when available, please contact the Fund’s Information Agent:

THE ALTMAN GROUP
1200 Wall Street West
Lyndhurst, NJ 07071
Toll Free: (800) 441-2738
or
wantler@altmangroup.com

Investors should read the prospectus carefully before they invest or send money.

Please note that a registration statement relating to the Fund’s shares of common stock has been filed with the Securities and Exchange Commission but has not yet become effective. The information in this registration statement, and this press release, is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there by any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

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